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                                                                    EXHIBIT 23.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated April 18, 1997 included in Visigenic Software, Inc.'s filing on Form 10-K dated June 11, 1997.

                                    /s/ Arthur Andersen LLP

                                    ARTHUR ANDERSEN LLP

San Jose, California
October 16, 1997